EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Teleflex Incorporated (the “Company”) on Form 10-Q for the period ending March 28,2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey P. Black, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ JEFFREY P. BLACK

Jeffrey P. Black
Chief Executive Officer and President

Date: April 30, 2004

A signed original of this written statement required by Section 906 has been provided to Teleflex Incorporated and will be retained by Teleflex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.